UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

Net Element International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34887	98-0668024
(State or other jurisdiction of incorporation)	(Commission (File Number)	(I.R.S. Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8808

1450 S. Miami Avenue, Miami, FL 33130
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2013, Aptito, LLC ("Aptito"), an indirect subsidiary of Net Element International, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Agreement") with Aptito.com, Inc., a New York corporation ("Seller"), pursuant to which Aptito acquired on such date substantially all of the business assets of Seller. The business assets sold to Aptito by Seller include the development, implementation and sales of an all-in-one, cloud-based, digital point-of-sale software and customer relations management and payments platform, including the Restaurant mPOS, a tablet-based point-of-sale solution that combines traditional point-of-sale functionality with mobile ordering, payments, social media, intelligent offers, mobile applications, loyalty and transactional data all in one solution using Seller's (and now Aptito's) cloud-based payments platform.

As consideration for the acquired business assets, (a) Aptito assumed and simultaneously repaid $145,000 of outstanding indebtedness (with an original principal balance totaling $200,000); (b) the Company will issue to Seller 125,000 restricted shares of the Company's common stock, which shares will vest quarterly over 12 months; and (c) Aptito issued to Seller a 20% membership interest in Aptito. The Company's subsidiary, TOT Group, Inc. ("TOT"), which owns an 80% membership interest in Aptito, has an option to purchase Seller's 20% membership interest in Aptito at any time after December 31, 2014 or at any time upon a change of control (as defined in Aptito's limited liability company agreement) of Aptito, with the purchase price based on the fair market value of Aptito as of the end of the calendar month immediately preceding TOT's request for a valuation in accordance with the terms of the option, payable in cash, cancellation of indebtedness, shares of common stock or a combination of the foregoing.

The Agreement and the terms thereof are intended to supersede the binding term sheet, dated May 20, 2013, among the Company, TOT and Seller.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated June 18, 2013, between Aptito, LLC and Aptito.com, Inc.*

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET ELEMENT INTERNATIONAL, INC.

Date: June 24, 2013	By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated June 18, 2013, between Aptito, LLC and Aptito.com, Inc.*

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted exhibits and schedules to the Securities and Exchange Commission upon request.